Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of MCF Corporation on Form 10-Q for the three months ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, D. Jonathan Merriman and John D. Hiestand, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 6, 2008

By:	/s/ D. JONATHAN MERRIMAN
D. Jonathan Merriman
Chairman and Chief Executive Officer

By:	/s/ JOHN D. HIESTAND
John D. Hiestand
Chief Financial Officer